Exhibit 10.01

THIRD AMENDMENT TO LOAN AGREEMENT

This Third Amendment to Loan Agreement (the “Third Amendment”) is entered into this          day of April, 2009, effective as of April 12, 2009 (the “Effective Date”), by and between DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation (the “Borrower”) and FIFTH THIRD BANK, a Michigan banking corporation (the “Bank”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated April 12, 2006, as previously amended by Amendment to Loan Agreement dated effective April 12, 2007, and by Second Amendment to Loan Agreement dated effective April 12, 2008 (collectively the “Loan Agreement”). All of the capitalized terms used herein shall have the same identification and defined meanings as set forth in the Loan Agreement unless otherwise specifically indicated or defined herein.

RECITALS:

A. The Bank currently has a $7,500,000.00 revolving credit loan facility to Borrower (the “RLOC Loan”) as evidenced by a Renewal and Consolidation Revolving Credit Note dated effective April 12, 2008 (the “RLOC Note”), secured under the Loan Agreement.

B. The Borrower has requested and the Lender has agreed to renew the RLOC Loan facility in the modified maximum principal amount of $5,000,000.00 (the “Renewal RLOC Loan”) as evidenced by a Renewal Revolving Credit Note of even date herewith, effective as of April 12, 2009 (the “Renewal RLOC Note”) pursuant to the terms of this Third Amendment and the other loan documents herein referred.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

1. Recitals. The above Recitals are true and correct and by this reference are incorporated herein.

2. Loan and Note Terms. The Lender has made the Renewal RLOC Loan in the amount of $5,000,000.00 effective as of the date stated herein. The term “Loan” as defined in the Loan Agreement shall henceforth be defined as to include the Renewal RLOC Loan. The term “Note” in the Loan Agreement shall henceforth be defined to include the Renewal RLOC Note. The Loan shall mature on April 11, 2010.

3. Borrowing Base and Borrowing Base Certificate. The Borrowing Base definition in the Loan Agreement and the Borrowing Base Certificate are hereby modified to provide that total advances under the Loan shall not exceed $5,000,000.00, or such lesser amount as permitted by the Borrowing Base.

4. Financial Statements and Reports. Section 6.4 (b) is modified to provide that the monthly financial statements required under subsections (1), (2) and (3) shall henceforth be required quarterly within 30 days of the end of each calendar quarter.

5. Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Renewal RLOC Note, Loan Agreement and the other Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases and indemnifies the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived, released and indemnified hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

6. Ratification. Except as modified by this Third Amendment, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments as modified by this Third Amendment.

7. Severability. Whenever possible, each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Third Amendment.

8. Florida Contract. This Third Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Third Amendment is executed by certain of the parties in other states.

9. Binding Effect. This Third Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing.

10. Other Terms. Except as specifically modified and amended by the terms set forth in this Third Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

11. Guarantor Reaffirmation. Guarantor executes this Third Amendment to re-affirm its liability for the Loan and the obligations of the Borrower under the Loan Agreement as modified by this Third Amendment.

Entered into as of the day and year first above written.

WITNESSES:	BORROWER:

DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation

	By:	/s/ Joel Logan
Signature of Witness		Joel Logan, as its President

Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

BANK:

FIFTH THIRD BANK, a Michigan banking corporation

	By:	/s/ Chad Loar
Signature of Witness		Chad Loar, as its Vice President

Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

GUARANTOR:

DEER VALLEY CORPORATION, a Florida corporation

	By:	/s/ Steve Lawler
Signature of Witness		Steven Lawler, as its Secretary

Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

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